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                                                                  Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File numbers 333-19905, 333-24863, 333-29617, 333-41397 and 333-47645.


                                      ARTHUR ANDERSEN LLP


Hartford, Connecticut
October 27, 1998